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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   -------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) April 1, 1999
                                                 -------------




                      Corporate Asset Backed Corporation
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            (EXACT NAME OR REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                           33-73666                  22-3281571
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(STATE OF OTHER JURISDICTION       (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)            FILE NUMBER)              IDENTIFICATION NO.)


    c/o PaineWebber Incorporated
    1285 Avenue of the Americas, 11th Floor
    New York, NY                                             10019
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)

Registrant's telephone number, including area code: (212) 713-2841
                                                    --------------

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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Item 1.            Changes in Control of Registrant.

                   NOT APPLICABLE.

Item 2.            Acquisition or Disposition of Assets.

                   NOT APPLICABLE.

Item 3.            Bankruptcy or Receivership.

                   NOT APPLICABLE.

Item 4.            Changes in Registrant's Certifying Accountant.

                   NOT APPLICABLE.

Item 5.            Other Events.

                   NOT APPLICABLE.

Item 6.            Resignations of Registrant's Directors.

                   NOT APPLICABLE.

Item 7.            Financial Statements, Pro-Forma Financial Information and
                   Exhibits.

                   (a)  NOT APPLICABLE.

                   (b)  NOT APPLICABLE.

                   (c)  EXHIBITS.

                   1.         Trustee's Reports in respect of the following
                   Due Dates for the following Trust Certificates, Series 94-1 issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures relating to Texaco Capital Inc. 8-5/8% Guaranteed Debentures due April 1, 2032:

                             Class C-9                   April 1, 1999


Item 8.            Change in Fiscal Year.

                   NOT APPLICABLE.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 CORPORATE ASSET
                                                 BACKED CORPORATION
                                                    as depositor



                                                 By:/s/ Robert Vascellaro
                                                    -------------------------
                                                 Name:  Robert Vascellaro
                                                 Title:    Vice President and
                                                           Treasurer



Date:  April 7, 1999


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                                  EXHIBIT INDEX



Exhibit
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       1.    Trustee's Reports in respect of the following Due Dates for the following Trust Certificates, Series 94-1 issued by CABCO Trust for Texaco Capital Inc. Guaranteed Debentures relating to Texaco Capital Inc. 8-5/8% Guaranteed Debentures due April 1, 2032:

                           Class C-9                 April 1, 1999